SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Accounting Estimates

Accounting Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value Measurement

Fair Value Measurement

The Company measures and discloses the fair value of nonfinancial and financial assets and liabilities utilizing a hierarchy of valuation techniques based on whether the inputs to a fair value measurement are considered to be observable or unobservable in a marketplace. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's market assumptions. This hierarchy requires the use of observable market data when available. These inputs have created the following fair value hierarchy:

•	Level 1 - quoted prices for identical instruments in active markets;

•	Level 2 - quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which significant inputs and significant value drivers are observable in active markets; and

•	Level 3 - fair value measurements derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

The Company measures fair value using a set of standardized procedures that are outlined herein for all assets and liabilities which are required to be measured at fair value. When available, the Company utilizes quoted market prices from an independent third party source to determine fair value and classifies such items in Level 1. In some instances where a market price is available, but the instrument is in an inactive or over-the-counter market, the Company consistently applies the dealer (market maker) pricing estimate and classifies such items in Level 2.

If quoted market prices or inputs are not available, fair value measurements are based upon valuation models that utilize current market or independently sourced market inputs, such as interest rates, option volatilities, credit spreads and or market capitalization rates. Items valued using such internally-generated valuation techniques are classified according to the lowest level input that is significant to the fair value measurement. As a result, these items could be classified in either Level 2 or Level 3 even though there may be some significant inputs that are readily observable. Internal fair value models and techniques used by the Company include discounted cash flow and Monte Carlo valuation models.

Risks and Uncertainties

Risks and Uncertainties

Our Company is subject to certain risks and uncertainties affecting the healthcare industry as a result of healthcare legislation and growing regulation by federal, state and local governments. Additionally, we are subject to risks and uncertainties as a result of changes affecting operators of nursing home facilities due to the actions of governmental agencies and insurers to limit the rising cost of healthcare services (see Note 9 – Concentration of Risk).

Business Combinations

Business Combinations

We record the purchase of properties to net tangible and identified intangible assets acquired and liabilities assumed at their fair value. In making estimates of fair value for purposes of recording the purchase, we utilize a number of sources, including independent appraisals that may be obtained in connection with the acquisition or financing of the respective property and other market data. We also consider information obtained about each property as a result of our pre-acquisition due diligence, marketing and leasing activities as well as other critical valuation metrics such as capitalization rates and discount rates used to estimate the fair value of the tangible and intangible assets acquired (Level 3). When liabilities are assumed as part of a transaction, we consider information obtained about the liabilities and use similar valuation metrics (Level 3). In some instances when debt is assumed and an identifiable active market for similar debt is present, we use market interest rates for similar debt to estimate the fair value of the debt assumed (Level 2). The Company determines fair value as follows:

•	Land is determined based on third party appraisals.

•	Buildings and site improvements acquired are valued using a combination of discounted cash flow projections that assume certain future revenues and costs and consider capitalization and discount rates using current market conditions as well as replacement cost analysis.

•	Furniture and fixture is determined based on third party appraisals.

•	Intangible assets acquired are valued using a combination of discounted cash flow projections as well as other valuation techniques based on current market conditions for the intangible asset being acquired. When evaluating below market leases we consider extension options controlled by the lessee in our evaluation. For additional information regarding above and below market leases assumed as part of an acquisition see “In-Place Leases" below.

•	Other assets acquired and liabilities assumed are typically valued at stated amounts, which approximate fair value on the date of the acquisition.

•	Assumed debt balances are valued by discounting the remaining contractual cash flows using a current market rate of interest.

•	Stock based compensation and noncontrolling interests are valued using a stock price on the acquisition date.

•	Goodwill represents the purchase price in excess of the fair value of assets acquired and liabilities assumed and the cost associated with expanding our investment portfolio. Goodwill is not amortized.

Real Estate Investments and Depreciation

Real Estate Investments and Depreciation

The costs of significant improvements, renovations and replacements, including interest are capitalized. In addition, we capitalize leasehold improvements when certain criteria are met, including when we supervise construction and will own the improvement. Expenditures for maintenance and repairs are charged to operations as they are incurred.

Depreciation is computed on a straight-line basis over the estimated useful lives ranging from 20 to 40 years for buildings, eight to 15 years for site improvements, and three to 10 years for furniture, fixtures and equipment. Leasehold interests are amortized over the shorter of the estimated useful life or term of the lease.

As of December 31, 2015 and 2014, we had identified conditional asset retirement obligations primarily related to the future removal and disposal of asbestos that is contained within certain of our real estate investment properties. The asbestos is appropriately contained, and we believe we are compliant with current environmental regulations. If these properties undergo major renovations or are demolished, certain environmental regulations are in place, which specify the manner in which asbestos must be handled and disposed. We are required to record the fair value of these conditional liabilities if they can be reasonably estimated. As of December 31, 2015 and 2014, sufficient information was not available to estimate our liability for conditional asset retirement obligations as the obligations to remove the asbestos from these properties have indeterminable settlement dates. As such, no liability for conditional asset retirement obligations was recorded on our accompanying Consolidated Balance Sheets as of December 31, 2015 and 2014.

Lease Accounting

Lease Accounting

At the inception of the lease and during the amendment process, we evaluate each lease to determine if the lease should be considered an operating lease, sales-type lease, or direct financing lease. We have determined that all but seven of our leases should be accounted for as operating leases. The other seven leases are accounted for as direct financing leases.

For leases accounted for as operating leases, we retain ownership of the asset and record depreciation expense, see “Business Combinations” and “Real Estate Investments and Depreciation” above for additional information regarding our investment in real estate leased under operating lease agreements. We also record lease revenue based on the contractual terms of the operating lease agreement which often includes annual rent escalators, see “Revenue Recognition” below for further discussion regarding the recordation of revenue on our operating leases.

For leases accounted for as direct financing leases, we record the present value of the future minimum lease payments (utilizing a constant interest rate over the term of the lease agreement) as a receivable and record interest income based on the contractual terms of the lease agreement. Certain direct financing leases include annual rent escalators; see “Revenue Recognition” below for further discussion regarding the recording of interest income on our direct financing leases. As of December 31, 2015 and 2014, $3.3 and $3.4 million, respectively, of unamortized direct costs related to originating the direct financing leases have been deferred and recorded in our Consolidated Balance Sheets.

In-Place Leases

In-Place Leases

In-place lease assets and liabilities result when we assume a lease as part of a facility purchase or business combination. The fair value of in-place leases consists of the following components, as applicable (1) the estimated cost to replace the leases, and (2) the above or below market cash flow of the leases, determined by comparing the projected cash flows of the leases in place at the time of acquisition to projected cash flows of comparable market-rate leases (referred to as Lease Intangibles). Lease Intangible assets and liabilities are classified as lease contracts above and below market value, respectively in “other assets” and “accrued expenses and other liabilities,” and amortized on a straight-line basis as decreases and increases, respectively, to rental income over the estimated remaining term of the underlying leases. Should a tenant terminate the lease, the unamortized portion of the Lease Intangible is recognized immediately as income or expense.

As of December 31, 2015 and 2014, we had $110.2 million and $20.4 million, respectively, of below market lease liabilities and $7.8 million and $2.4 million, respectively, of above market lease assets recorded on our Consolidated Balance Sheets. We expect net amortization of the in-place leases to increase rental income by:

(in millions)
2016	$16.0
2017	14.8
2018	13.1
2019	12.0
2020	11.7
Thereafter	34.8
Total	$102.4

For the years ended December 31, 2015, 2014 and 2013, we have amortized $13.8 million, $5.0 million and $5.1 million, respectively, as a net increase to rental income. Amounts presented above include the preliminary purchase accounting for the Aviv Merger, see Note 3 - Properties. For additional information, see Note 8 – Intangibles.

Asset Impairment

Asset Impairment

Management evaluates our real estate investments for impairment indicators, including the evaluation of our assets’ useful lives. The judgment regarding the existence of impairment indicators is based on factors such as, but not limited to, market conditions, operator performance and legal structure. If indicators of impairment are present, management evaluates the carrying value of the related real estate investments in relation to the future undiscounted cash flows of the underlying facilities. Provisions for impairment losses related to long-lived assets are recognized when expected future undiscounted cash flows are determined to be less than the carrying values of the assets. An adjustment is made to the net carrying value of the real estate investments for the excess of carrying value over fair value. The fair value of the real estate investment is determined by market research, which includes valuing the property as a nursing home as well as other alternative uses. All impairments are taken as a period cost at that time, and depreciation is adjusted going forward to reflect the new value assigned to the asset.

If we decide to sell real estate properties or land holdings, we evaluate the recoverability of the carrying amounts of the assets. If the evaluation indicates that the carrying value is not recoverable from estimated net sales proceeds, the property is written down to estimated fair value less costs to sell. Our estimates of cash flows and fair values of the properties are based on current market conditions and consider matters such as rental rates and occupancies for comparable properties, recent sales data for comparable properties, and, where applicable, contracts or the results of negotiations with purchasers or prospective purchasers.

For the years ended December 31, 2015, 2014 and 2013, we recognized impairment losses of $17.7 million, $3.7 million and $0.4 million, respectively. The impairments are primarily the result of closing facilities or updating the estimated proceeds we expect to receive for the sale of closed facilities. For additional information, see Note 3 – Properties and Note 7 – Assets Held For Sale.

Loan and Direct Financing Lease Impairment

Loan and Direct Financing Lease Impairment

Management evaluates our outstanding mortgage notes, direct financing leases and other notes receivable for impairment. When management identifies potential loan or direct financing lease impairment indicators, such as non-payment under the loan documents, impairment of the underlying collateral, financial difficulty of the operator or other circumstances that may impair full execution of the loan documents or direct financing leases, and management believes it is probable that all amounts will not be collected under the contractual terms of the loan or direct financing lease, the loan or direct financing lease is written down to the present value of the expected future cash flows. In cases where expected future cash flows are not readily determinable, the loan or direct financing lease is written down to the fair value of the collateral. The fair value of the loan or direct financing lease is determined by market research, which includes valuing the property as a nursing home as well as other alternative uses.

We account for impaired loans and direct financing leases using (a) the cost-recovery method, and/or (b) the cash basis method. We generally utilize the cost-recovery method for impaired loans or direct financing leases for which impairment reserves were recorded. We utilize the cash basis method for impaired loans or direct financing leases for which no impairment reserves were recorded because the net present value of the discounted cash flows expected under the loan or direct financing lease and or the underlying collateral supporting the loan or direct financing lease were equal to or exceeded the book value of the loans or direct financing leases. Under the cost-recovery method, we apply cash received against the outstanding loan balance or direct financing lease prior to recording interest income. Under the cash basis method, we apply cash received to principal or interest income based on the terms of the agreement. As of December 31, 2015 we had $3.0 million of reserves on our loans and no reserves on our direct financing leases. As of December 31, 2014, we had no reserves on our loans or direct financing leases. For additional information, see Note 4 – Direct Financing Leases, Note 5 – Mortgage Notes Receivable and Note 6 – Other Investments.

Assets Held for Sale

Assets Held for Sale

We consider properties to be assets held for sale when (1) management commits to a plan to sell the property; (2) it is unlikely that the disposal plan will be significantly modified or discontinued; (3) the property is available for immediate sale in its present condition; (4) actions required to complete the sale of the property have been initiated; (5) sale of the property is probable and we expect the completed sale will occur within one year; and (6) the property is actively being marketed for sale at a price that is reasonable given our estimate of current market value. Upon designation of a property as an asset held for sale, we record the property's value at the lower of its carrying value or its estimated fair value, less estimated costs to sell, and we cease depreciation. For additional information, see Note 7 – Assets Held for Sale.

Cash and Cash Equivalents

Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand and highly liquid investments with a maturity date of three months or less when purchased. These investments are stated at cost, which approximates fair value. The majority of our cash and cash equivalents are held at major commercial banks.

Restricted Cash	Restricted Cash Restricted cash consists primarily of funds escrowed for tenants’ security deposits required by us pursuant to certain contractual terms (see Note 10 – Lease and Mortgage Deposits).
Accounts Receivable

Accounts Receivable

Accounts receivable includes: contractual receivables, effective yield interest receivables, straight-line rent receivables and lease inducements, net of an estimated provision for losses related to uncollectible and disputed accounts. Contractual receivables relate to the amounts currently owed to us under the terms of the lease agreement. Effective yield interest receivables relate to the difference between the interest income recognized on an effective yield basis over the term of the loan agreement and the interest currently due to us according to the contractual agreement. Straight-line receivables relate to the difference between the rental revenue recognized on a straight-line basis and the amounts due to us contractually. Lease inducements result from value provided by us to the lessee at the inception or renewal of the lease are amortized as a reduction of rental revenue over the non cancellable lease term.

On a quarterly basis, we review our accounts receivable to determine their collectability. The determination of collectability of these assets requires significant judgment and is affected by several factors relating to the credit quality of our operators that we regularly monitor, including (i) payment history, (ii) the age of the contractual receivables, (iii) the current economic conditions and reimbursement environment, (iv) the ability of the tenant to perform under the terms of their lease and/or contractual loan agreements and (v) the value of the underlying collateral of the agreement. If we determine collectability of any of our contractual receivables is at risk, we estimate the potential uncollectible amounts and provide an allowance. In the case of a lease recognized on a straight-line basis or existence of lease inducements, we generally provide an allowance for straight-line accounts receivable and/or the lease inducements when certain conditions or indicators of adverse collectability are present.

A summary of our net receivables by type is as follows:

	December 31,
	2015	2014
	(in thousands)

Contractual receivables	$8,452	$4,799
Effective yield interest receivables	9,028	6,232
Straight-line receivables	175,709	143,652
Lease inducements	10,982	13,571
Allowance	(309)	(78)
Accounts receivable – net	$203,862	$168,176

We continuously evaluate the payment history and financial strength of our operators and have historically established allowance reserves for straight-line rent receivables from operators that do not meet our requirements. We consider factors such as payment history, the operator’s financial condition as well as current and future anticipated operating trends when evaluating whether to establish allowance reserves.

In 2015, we wrote-off $3.2 million of straight-line rent receivables and $1.5 million of effective yield interest receivables associated with four facilities that will transition to a new operator and three mortgages that will be repaid prior to their maturity. This transaction closed in 2016.

In 2014, we wrote-off (i) $0.8 million of straight-line rent receivables associated with a lease amendment to an existing operator for two facilities that were transitioned to a new operator and (ii) $2.0 million of effective yield interest receivables associated with the termination of a mortgage note that was due November 2021. See Note 3 – Properties and Note 5 – Mortgage Notes Receivable for additional information.

Goodwill Impairment

Goodwill Impairment

We assess goodwill for potential impairment during the fourth quarter of each fiscal year, or during the year if an event or other circumstance indicates that we may not be able to recover the carrying amount of the net assets of the reporting unit. In evaluating goodwill for impairment, we first assess qualitative factors to determine whether it is more likely than not (that is, a likelihood of more than 50 percent) that the fair value of the reporting unit is less than its carrying amount. If we conclude that it is more likely than not that the fair value of the reporting unit is less than its carrying value, then we perform a two-step goodwill impairment test to identify potential impairment and measure the amount of impairment we will recognize, if any. We do not expect any of the goodwill to be deductible for tax purposes.

In the first step of the two-step goodwill impairment test (“Step 1”), we compare the fair value of the reporting unit to its net book value, including goodwill. As the Company has only one reporting unit, the fair value of the reporting unit is determined by reference to the market capitalization of the Company as determined through quoted market prices and adjusted for other relevant factors. A potential impairment exists if the fair value of the reporting unit is lower than its net book value. The second step (“Step 2”) of the process is only performed if a potential impairment exists, and it involves determining the difference between the fair value of the reporting unit's net assets other than goodwill and the fair value of the reporting unit. If the difference is less than the net book value of goodwill, impairment exists and is recorded. In the event that the Company determines that the value of goodwill has become impaired, the Company will record an accounting charge for the amount of impairment during the fiscal quarter in which the determination is made. The Company has not been required to perform Step 2 of the process because the fair value of the reporting unit has significantly exceeded its book value at the measurement date. There was no impairment of goodwill during 2015.

Income Taxes

Income Taxes

We were organized to qualify for taxation as a REIT under Section 856 through 860 of the Internal Revenue Code (“Code”). As long as we qualify as a REIT; we will not be subject to federal income taxes on the REIT taxable income that we distributed to stockholders, subject to certain exceptions. However, with respect to certain of our subsidiaries that have elected to be treated as taxable REIT subsidiaries (“TRSs”), we record income tax expense or benefit, as those entities are subject to federal income tax similar to regular corporations.

We account for deferred income taxes using the asset and liability method and recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been included in our financial statements or tax returns. Under this method, we determine deferred tax assets and liabilities based on the differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Any increase or decrease in the deferred tax liability that results from a change in circumstances, and that causes us to change our judgment about expected future tax consequences of events, is included in the tax provision when such changes occur. Deferred income taxes also reflect the impact of operating loss and tax credit carryforwards. A valuation allowance is provided if we believe it is more likely than not that all or some portion of the deferred tax asset will not be realized. Any increase or decrease in the valuation allowance that results from a change in circumstances, and that causes us to change our judgment about the realizability of the related deferred tax asset, is included in the tax provision when such changes occur. For additional information on income taxes, see Note 13 – Taxes.

Revenue Recognition

Revenue Recognition

We have various different investments that generate revenue, including leased and mortgaged properties, as well as other investments, including working capital loans. We recognize rental income and other investment income as earned over the terms of the related leases and notes, respectively. Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected using the effective interest method. In applying the effective interest method, the effective yield on a loan is determined based on its contractual payment terms, adjusted for prepayment terms.

Substantially all of our operating leases contain provisions for specified annual increases over the rents of the prior year and are generally computed in one of three methods depending on specific provisions of each lease as follows: (i) a specific annual increase over the prior year’s rent, generally between 2.0% and 3.0%; (ii) an increase based on the change in pre-determined formulas from year to year (e.g. increases in the Consumer Price Index); or (iii) specific dollar increases over prior years. Revenue under lease arrangements with minimum fixed and determinable increases is recognized over the non-cancellable term of the lease on a straight-line basis. The authoritative guidance does not provide for the recognition of contingent revenue until all possible contingencies have been eliminated. We consider the operating history of the lessee, the payment history, the general condition of the industry and various other factors when evaluating whether all possible contingencies have been eliminated. We do not recognize contingent rents as income until the contingencies have been resolved.

In the case of rental revenue recognized on a straight-line basis, we generally record reserves against earned revenues from leases when collection becomes questionable or when negotiations for restructurings of troubled operators result in significant uncertainty regarding ultimate collection. The amount of the reserve is estimated based on what management believes will likely be collected. We continually evaluate the collectability of our straight-line rent assets. If it appears that we will not collect future rent due under our leases, we will record a provision for loss related to the straight-line rent asset.

We record direct financing lease income on a constant interest rate basis over the term of the lease. The costs related to originating the direct financing leases have been deferred and are being amortized on a straight-line basis as a reduction to income from direct financing leases over the term of the direct financing leases.

Mortgage interest income is recognized as earned over the terms of the related mortgage notes, using the effective yield method. Allowances are provided against earned revenues from mortgage interest when collection of amounts due becomes questionable or when negotiations for restructurings of troubled operators lead to lower expectations regarding ultimate collection. When collection is uncertain, mortgage interest income on impaired mortgage loans is recognized as received after taking into account application of security deposits.

Gains on sales of real estate assets are recognized in accordance with the authoritative guidance for sales of real estate. The specific timing of the recognition of the sale and the related gain is measured against the various criteria in the guidance related to the terms of the transactions and any continuing involvement associated with the assets sold. To the extent the sales criteria are not met, we defer gain recognition until the sales criteria are met.

Stock-Based Compensation

Stock-Based Compensation

We recognize stock-based compensation expense adjusted for estimated forfeitures to employees and directors, in “general and administrative” in our Consolidated Statements of Operations and Comprehensive Income on a straight-line basis over the requisite service period of the awards, see Note 16 – Stock-Based Compensation for additional details.

Deferred Financing Costs and Original Issuance Premium and/or Discounts for Debt Issuance

Deferred Financing Costs and Original Issuance Premium and/or Discounts for Debt Issuance

External costs incurred from placement of our debt are capitalized and amortized on a straight-line basis over the terms of the related borrowings which approximates the effective interest method. The deferred financing costs are included in “other assets” in our Consolidated Balance Sheets. Original issuance premium or discounts reflect the difference between the face amount of the debt issued and the cash proceeds received and are amortized on a straight-line basis over the term of the related borrowings. All premium and discounts are recorded as an addition to or reduction from debt in our Consolidated Balance Sheets. Amortization of financing costs and original issuance premium or discounts total $7.0 million, $4.5 million and $2.8 million in 2015, 2014 and 2013, respectively, and are classified as “interest - amortization of deferred financing costs” in our Consolidated Statements of Operations and Comprehensive Income. When financings are terminated, unamortized deferred financing costs and unamortized premium or discounts, as well as charges incurred for the termination, are recognized as expense or income at the time the termination is made. Gains and losses from the extinguishment of debt are presented in “interest-refinancing (costs) gain” in our Consolidated Statements of Operations and Comprehensive Income.

Earnings Per Share

Earnings Per Share

Basic earnings per common share (“EPS”) is computed by dividing net income available to common stockholders by the weighted-average number of shares of common stock outstanding during the year. Diluted EPS is computed using the treasury stock method, which is net income divided by the total weighted-average number of common outstanding shares plus the effect of dilutive common equivalent shares during the respective period. Dilutive common shares reflect the assumed issuance of additional common shares pursuant to certain of our share-based compensation plans, including stock options, restricted stock and performance restricted stock units and the assumed issuance of additional shares related to Omega OP Units held by outside investors. All outstanding unvested share-based payment awards that contain rights to non-forfeitable dividends or dividend equivalents that participate in undistributed earnings with common stockholders are considered participating securities that shall be included in the two-class method of computing basic EPS. The impact of the two class method is immaterial. For additional information, see Note 20 – Earnings Per Share.

Redeemable Limited Partnership Unitholder Interests and Noncontrolling Interests

Redeemable Limited Partnership Unitholder Interests and Noncontrolling Interests

As of April 1, 2015 and after giving effect to the Aviv Merger, the Company owned approximately 138.8 million Omega OP Units and Aviv OP owned approximately 52.9 million Omega OP Units. Each of the Omega OP Units (other than the Omega OP Units owned by Omega) is redeemable at the election of the Omega OP Unit holder for cash equal to the then-fair market value of one share of Omega common stock, par value $0.10 per share (“Omega Common Stock”), subject to the Company’s election to exchange the Omega OP Units tendered for redemption for unregistered shares of Omega Common Stock on a one-for-one basis, subject to adjustment as set forth in the Partnership Agreement. Effective June 30, 2015, the Company (through Merger Sub, in its capacity as the general partner of Aviv OP) caused Aviv OP to make a distribution of Omega OP Units held by Aviv OP (or equivalent value) to Aviv OP investors (the “Aviv OP Distribution”) in connection with the liquidation of Aviv OP. As a result of the Aviv OP Distribution, Omega directly and indirectly owned approximately 95% of the outstanding Omega OP Units, and the other investors own approximately 5% of the outstanding Omega OP Units. As a part of the Aviv OP Distribution, Omega settled approximately 0.2 million units via cash settlement. As of December 31, 2015, Omega directly and indirectly owns approximately 95% of the outstanding Omega OP Units, and the other investors own approximately 5% of the outstanding Omega OP Units.

Noncontrolling Interests

Noncontrolling Interests

Noncontrolling interests is the portion of equity in the Omega OP not attributable to the Company. We present the portion of any equity that we do not own in consolidated entities as noncontrolling interests and classify those interests as a component of total equity, separate from total stockholders’ equity, on our Consolidated Balance Sheets. We include net income attributable to the noncontrolling interests in net income in our Consolidated Statements of Operations and Comprehensive Income.

As our ownership of a controlled subsidiary increases or decreases, any difference between the aggregate consideration paid to acquire the noncontrolling interests and our noncontrolling interest balance is recorded as a component of equity in additional paid-in capital, so long as we maintain a controlling ownership interest.

Foreign Operations

Foreign Operations

The U.S. dollar is the functional currency for our consolidated subsidiaries operating in the United States. The functional currency for our consolidated subsidiaries operating in countries other than the United States is the principal currency in which the entity primarily generates and expends cash. For our consolidated subsidiaries whose functional currency is not the U.S. dollar, we translate their financial statements into the U.S. dollar. We translate assets and liabilities at the exchange rate in effect as of the financial statement date. Gains and losses resulting from this translation are included in accumulated other comprehensive loss (“AOCL”) as a separate component of equity and a proportionate amount of gain or loss is allocated to noncontrolling interest. Certain balance sheet items, primarily equity and capital-related accounts, are reflected at the historical exchange rate. Revenue and expense accounts are translated using an average exchange rate for the period.

We and certain of our consolidated subsidiaries may have intercompany and third-party debt that is not denominated in the entity’s functional currency. When the debt is remeasured against the functional currency of the entity, a gain or loss can result. The resulting adjustment is reflected in results of operations, unless it is intercompany debt that is deemed to be long-term in nature and then the adjustments are included in AOCL.

Derivative Instruments

Derivative Instruments

During our normal course of business, we may use certain types of derivative instruments for the purpose of managing interest rate and currency risk. To qualify for hedge accounting, derivative instruments used for risk management purposes must effectively reduce the risk exposure that they are designed to hedge. In addition, at inception of a qualifying cash flow hedging relationship, the underlying transaction or transactions, must be, and are expected to remain, probable of occurring in accordance with the Company’s related assertions. The Company recognizes all derivative instruments, including embedded derivatives required to be bifurcated, as assets or liabilities in the Consolidated Balance Sheets at their fair value. Changes in the fair value of derivative instruments that are not designated in hedging relationships or that do not meet the criteria of hedge accounting are recognized in earnings. For derivatives designated as qualifying cash flow hedging relationships, the change in fair value of the effective portion of the derivatives is recognized in AOCL as a separate component of equity and a proportionate amount of gain or loss is allocated to noncontrolling interest, whereas the change in fair value of the ineffective portion is recognized in earnings. We formally document all relationships between hedging instruments and hedged items, as well as its risk-management objectives and strategy for undertaking various hedge transactions. This process includes designating all derivatives that are part of a hedging relationship to specific forecasted transactions as well as recognized obligations or assets in the Consolidated Balance Sheets. We also assess and document, both at inception of the hedging relationship and on a quarterly basis thereafter, whether the derivatives are highly effective in offsetting the designated risks associated with the respective hedged items. If it is determined that a derivative ceases to be highly effective as a hedge, or that it is probable the underlying forecasted transaction will not occur, we discontinue hedge accounting prospectively and record the appropriate adjustment to earnings based on the current fair value of the derivative. As a matter of policy, we do not use derivatives for trading or speculative purposes. At December 31, 2015, we had $0.7 million of qualifying cash flow hedges recorded at fair value in accrued expenses and other liabilities on our Consolidated Balance Sheet.

Related Party Transactions

Related Party Transactions

The Company has a policy which generally requires related party transactions to be approved or ratified by the Audit Committee. As part of our acquisition of entities owning 143 skilled nursing facilities in June 2010, we acquired entities owning skilled nursing facilities with existing leases in place to LHCC Properties, LLC (“LHCC”) a subsidiary of Laurel Healthcare Holdings, Inc. (“Laurel”). A member of the Board of Directors of the Company, together with certain members of his immediate family, beneficially owned approximately 34% of the equity of Laurel. Our lease with LHCC generated approximately $1 million of rental income in both 2014 and 2013. In connection with the Aviv Merger, we acquired operating leases with LHCC for an additional 28 facilities. Together, our leases with LHCC generated approximately $23.0 million of rental income in 2015. In 2016, the Company acquired 10 SNFs from Laurel and an unrelated third party acquired all of the outstanding equity interests of Laurel, including the interests previously owned by the director and his family as further described within Note 22 –Subsequent Events.

Reclassification	Reclassification Certain prior year amounts have been reclassified to conform with the current year presentation.
Recent Accounting Pronouncements

Recent Accounting Pronouncements

In 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”), which outlines a comprehensive model for entities to use in accounting for revenue arising from contracts with customers. ASU 2014-09 states that “an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.” While ASU 2014-09 specifically references contracts with customers, it may apply to certain other transactions such as the sale of real estate or equipment. ASU 2014-09 is effective for the Company beginning January 1, 2018. We are continuing to evaluate this guidance; however, we do not expect its adoption to have a significant impact on our consolidated financial statements, as a substantial portion of our revenue consists of rental income from leasing arrangements, which are specifically excluded from ASU 2014-09.

In February 2015, the FASB issued ASU 2015-02, Amendments to the Consolidation Analysis (“ASU 2015-02”), which makes certain changes to both the variable interest model and the voting model, including changes to (1) the identification of variable interests (fees paid to a decision maker or service provider), (2) the variable interest entity characteristics for a limited partnership or similar entity and (3) the primary beneficiary determination. ASU 2015-02 is effective for the Company beginning January 1, 2016. We are continuing to evaluate this guidance; however, we do not expect its adoption to have a significant impact on our consolidated financial statements.

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”), which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected. Upon adoption, we will apply the new guidance on a retrospective basis and adjust the balance sheet of each individual period presented to reflect the period-specific effects of applying the new guidance. Additionally, since ASU 2015-03 did not address presentation or subsequent measurement of debt issuance costs related to line-of-credit arrangements, the FASB issued ASU 2015-15, Interest—Imputation of Interest (“ASU 2015-15”) in August 2015. Under ASU 2015-15, an entity may present debt issuance costs related to a line-of-credit arrangement as an asset and subsequently amortize the deferred debt issuance costs ratably over the term of the line-of-credit arrangement. This guidance is effective for the Company beginning January 1, 2016. We are continuing to evaluate this guidance; however, we do not expect its adoption to have a significant impact on our consolidated financial statements.

In August 2015, the FASB issued ASU 2015-16, Simplifying the Accounting for Measurement-Period Adjustments (“ASU 2015-16”), which eliminates the requirement that an acquirer in a business combination account for measurement-period adjustments retrospectively. Instead, an acquirer will recognize a measurement-period adjustment during the period in which it determines the amount of the adjustment. The acquirer must still disclose the amounts and reasons for adjustments to provisional amounts and the amount of the adjustment reflected in the current-period income statement that would have been recognized in previous periods if the adjustment to provisional amounts had been recognized as of the acquisition date. We adopted ASU 2015-16 in December 2015, and disclosed the impact of measurement-period adjustments resulting from a business combination in Note 3 – Properties.